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                                                                   Exhibit 10.19

                                                                  EXECUTION COPY

                        AMENDMENT NO. 3 dated as of June 30, 200O (this
                  "Amendment"), to the Credit Agreement dated as of June 23, 1999, as amended by Amendment No. 1 dated as of January
                  13, 200O (the "Credit Agreement"), among ANTEON CORPORATION, a Virginia corporation (the "Borrower"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as an Issuing Bank (as defined in Article I of the Credit Agreement), and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, MELLON BANK, N.A., a national banking association, as syndication agent (in such capacity, the "Syndication Agent"), as swingline lender (in such capacity, the "Swingline Lender"), and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK AG, New York Branch, as documentation agent (in such capacity, the "Documentation Agent").

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrower.

      B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided herein. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

      C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendment to Section 1.01. The definition of "EBITDA" set forth in Section 1.O1 of the Credit Agreement is hereby amended by deleting the words "and (e)" set forth therein and substituting therefor the following:

      "(e) during any period of four consecutive fiscal quarters ending on or prior to September 30, 2000, severance costs associated with the Merger in an aggregate amount not to exceed $1,860,000, and (f)"

      SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks, the Collateral Agent and the Documentation Agents that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received


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counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

      SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

      SECTION 9. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.


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            TN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                              ANTEON CORPORATION,

                              by:
                                 /s/    Carlton B. Crenshaw
                                 -----------------------------------------------
                                 Name:  Carlton B. Crenshaw
                                 Title: Senior Vice President Finance and
                                        Administration


                              ANALYSIS & TECHNOLOGY, INC.,

                              by:
                                 /s/    Carlton B. Crenshaw
                                 -----------------------------------------------
                                 Name:  Carlton B. Crenshaw
                                 Title: Vice President


                              INTERACTIVE MEDIA CORP.,

                              by:
                                 /s/    Carlton B. Crenshaw
                                 -----------------------------------------------
                                 Name:  Carlton B. Crenshaw
                                 Title: Vice President


                              TECHMATICS, INC.,

                              by:
                                 /s/    Carlton B. Crenshaw
                                 -----------------------------------------------
                                 Name:  Carlton B. Crenshaw
                                 Title: Treasurer


                              VECTOR DATA SYSTEMS, INC.,

                              by:
                                 /s/    Carlton B. Crenshaw
                                 -----------------------------------------------
                                 Name:  Carlton B. Crenshaw
                                 Title: Treasurer

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                              CREDIT SUISSE FIRST BOSTON, individually
                              and as Administrative Agent and Issuing Bank,

                              by:
                                 /s/    Robert Hetu
                                 -----------------------------------------------
                                 Name:  Robert Hetu
                                 Title: Vice President

                              by:
                                 /s/    Thomas G. Muoio
                                 -----------------------------------------------
                                 Name:  Thomas G. Muoio
                                 Title: Vice President


                              MELLON BANK, N.A., individually and as
                              Collateral Agent, Swingline Lender and Syndication Agent,

                              by:
                                 /s/    David A. Reed
                                 -----------------------------------------------
                                 Name:  David A. Reed
                                 Title: First Vice President


                              DEUTSCHE BANK AG, New York Branch. as
                              Documentation Agent.

                              by:
                                 /s/    Robert Wood
                                 -----------------------------------------------
                                 Name:  Robert Wood
                                 Title: Director

                              by:/s/    John L. Quinn
                                 -----------------------------------------------
                                 Name:  John L. Quinn
                                 Title: Assistant Vice President


                              DEUTSCHE BANK AG, New York and/or Cayman
                              Islands Branches, as Lender,

                              by:
                                 /s/    Robert Wood
                                 -----------------------------------------------
                                 Name:  Robert Wood
                                 Title: Director

                              by:
                                 /s/    John L. Quinn
                                 -----------------------------------------------
                                 Name:  John L. Quinn
                                 Title: Assistant Vice President


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                              THE BANK OF NOVA SCOTIA,

                              by:
                                 /s/    J.W. Campbell
                                 -----------------------------------------------
                                 Name:  J.W. Campbell
                                 Title: Managing Director


                              BANK POLSKA KASA OPIEKI S.A.,

                              by:
                                 /s/    Hussein B. El-Tawil
                                 -----------------------------------------------
                                 Name:  Hussein B. El-Tawil
                                 Title: Vice President


                              BRANCH BANKING & TRUST COMPANY,

                              by:
                                 /s/    William A. Nalls
                                 -----------------------------------------------
                                 Name:  William A. Nalls
                                 Title: Senior Vice President


                              FLEET NATIONAL BANK,

                              by:
                                 /s/    Roger C. Boucher
                                 -----------------------------------------------
                                 Name:  Roger C. Boucher
                                 Title: Senior Vice President


                              IBM CREDIT CORPORATION,

                              by:
                                 /s/    Thomas S. Carcio
                                 -----------------------------------------------
                                 Name:  Thomas S. Carcio
                                 Title: Manager of Credit, Commercial &
                                        Specialty Financing


                              PNC BANK,

                              by:
                                 /s/    Daniel J. Paull
                                 -----------------------------------------------
                                 Name:  Daniel J. Paull
                                 Title: Vice President


                              TRANSAMERICA BUSINESS CREDIT CORPORATION,

                              by:
                                 /s/    Perry Vavoules
                                 -----------------------------------------------
                                 Name:  Perry Vavoules
                                 Title: Senior Vice President